THE ARMADA ADVANTAGE FUND

ARMADA ADVANTAGE
EQUITY GROWTH FUND

ARMADA ADVANTAGE
INTERNATIONAL EQUITY FUND

ARMADA ADVANTAGE
MID CAP GROWTH FUND


   Message from the President ..........................................    1
   Message from the Investment Adviser .................................    2
   Portfolio Performance Discussion ....................................    5

FINANCIAL STATEMENTS
   Financial Highlights ................................................   11
   Statements of Net Assets ............................................   12
   Statements of Operations ............................................   19
   Statements of Changes in Net Assets .................................   20
   Notes to Financial Statements .......................................   21

--------------------------------------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------
MUTUAL FUNDS INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. NATIONAL CITY INVESTMENT MANAGEMENT COMPANY (IMC) SERVES AS INVESTMENT ADVISER TO THE ARMADA ADVANTAGE FUND, FOR WHICH IT RECEIVES AN INVESTMENT ADVISORY FEE. THE ARMADA ADVANTAGE FUND IS DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO. (SIDC), OAKS, PA 19456. SIDC IS NOT AFFILIATED WITH IMC AND IS NOT A BANK. FOR MORE COMPLETE INFORMATION ABOUT THE ARMADA ADVANTAGE FUND, INCLUDING CHARGES, EXPENSES, AND PERFORMANCE, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-622-FUND
(3863) FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FEDERAL INCOME TAX RULES WILL APPLY TO ANY CAPITAL GAINS DISTRIBUTIONS.

                                                      MESSAGE FROM THE PRESIDENT
                                                       THE ARMADA ADVANTAGE FUND

August 2002

DEAR INVESTORS:

On behalf of the Board of Trustees, I am pleased to present the following report summarizing financial statements and fund performance for The Armada Advantage Fund for the six month period ended June 30, 2002.

Recently, concerns of investor confidence have made the headlines in the wake of ongoing corporate accounting scandals. Despite the volatility of today's markets, National City Investment Management Co., adviser to The Armada Advantage Fund, remains committed to style purity in its portfolios - no matter what the markets are doing. Investors can be assured that the management teams responsible for their investments are not chasing portfolio returns by shifting assets away from their stated investment objectives and into the "hot" sector of the market.

Each of the portfolios offered in The Armada Advantage Fund is managed by a team of professionals who focus on the prescribed management style or market sector; working to uncover the best opportunities within the boundaries of their funds' investment objectives. The teams collaborate to seek returns for their investors that are higher, more consistent, and less volatile than those of their benchmark indices or peers. We appreciate your continued investment with The Armada Advantage Fund and will continue our commitment to investment quality and style purity.

If you have questions about The Armada Advantage Fund or require assistance, please call your Financial Consultant or Investor Services at 1-800-622-FUND
(3863).

Sincerely,

/s/Herbert R. Martens, Jr.

Herbert R. Martens, Jr.
President

                                                     JUNE 30, 2002 (UNAUDITED) 1

MESSAGE FROM THE INVESTMENT ADVISER
THE ARMADA ADVANTAGE FUND

August 2002

DEAR INVESTOR:

The U.S. economic recession, which we forecasted to be short and shallow at the end of calendar year 2001, has indeed come to an end. Annualized gross domestic product climbed 1.7% in the fourth quarter of 2001 and 5.8% in the first quarter of 2002. Moreover, what was admittedly the worst manufacturing recession since 1982 also appears to have ended in January 2002 as industrial production began to rise and we witnessed an uptick in new orders.

At the same time, we expect the overall recovery to move at a modest pace, characterized by incremental gains rather than torrid advances. The recent GDP figures, for example, are somewhat misleading. Inventories continued to drop in the first quarter; they simply declined at a slower rate than they had during the fourth quarter of 2001.

In short, corporate America has survived its inventory bubble, but we are still awaiting a significant increase in final, or end-user, demand. Growth in consumer spending actually slowed from an annualized rate of 6.1% in the fourth quarter of 2001 to 3.3% during the first quarter of 2002 and just above 2% in the second quarter.

Hovering around 6%, unemployment has seen the vast majority of its rise and actually declined modestly in May. This lagging indicator will likely reach its high during the fall and then recede assuming moderate economic growth. Still, employers are likely to enjoy the upper hand in the job market for some time to come.

Both the Federal Government and the Federal Reserve Board deserve credit for getting the economy back on track: the former for enacting a $1.35 trillion tax cut; the latter for cutting short-term interest rates 11 times in 2001 to a 40-year low of 1.75%. OPEC oil prices also stabilized at around $26 per barrel and, barring additional hostilities in the Middle East, will likely drop as the year unfolds. All of these factors, along with a prolonged cycle of home mortgage refinancing, helped reduce financial problems and put money back in the wallets of corporations and consumers alike.

With GDP back on the rise, it's inevitable that Chairman Greenspan and the Fed will eventually begin to tighten. Their timetable is the major question mark. In our opinion, outstanding corporate productivity results overshadow any inflationary concerns caused by rising commodity prices. As a result, we do not expect the Fed to raise rates earlier than the end of the year, nor to be very aggressive once it begins to tighten.

SMALLER IS BETTER IN THE EQUITY MARKETS

Despite the return of economic growth, the equity markets remain largely mired in bear market territory. Earnings in many sectors still remain modest, and high-profile accounting practice scandals at such former high-flyers as Enron and WorldCom have led to a crisis of confidence among investors. The market-weighted S&P 500 Composite Index lost 13.16% in the first six months of 2002, although more than half of this decline occurred in the month of June alone as investors ran for cover.

Market-weighted indices can be deceiving, though, because companies with the largest market caps have the greatest impact on performance. The equal-weighted ValueLine Index of 1,650 stocks posted virtually flat returns for the first five months before losing 7.08% in June. In other words, companies with smaller market


2  JUNE 30, 2002 (UNAUDITED)

                                             MESSAGE FROM THE INVESTMENT ADVISER
                                                       THE ARMADA ADVANTAGE FUND

caps -- including many smaller stocks in the large cap universe -- haven't suffered nearly as badly as the mosT richly-valued large caps.

The Russell 2000 Index of small company stocks finished the six-months ended June 30 down 4.70% while the Russell Midcap Index fell 5.71%. Negative returns, to be sure, but the value-oriented portions of these indices finished in positive territory, up 7.26% and 2.86%, respectively. Investors are rewarding such companies, many cyclical in nature, for higher forecasted earnings growth, lower relative valuations, and their tendency to benefit most from a recovery.

We believe that small-cap and mid-cap stocks will lead the market for the foreseeable future. In addition, we like the prospects for the defense and commercial services sectors. As for technology, we still regard this sector warily. Former star performers such as Cisco Systems, EMC, and Sun Microsystems are all good companies, but their valuations still appear quite stretched. And history has taught us that whatever leads you into a speculative bubble -- be it tulips in the 1600s or gold in the early 1980s -- rarely, if ever, leads you out.

Regardless of the sector, we expect average reported earnings growth numbers to be both lower and more reliable than we were accustomed to in the late 1990s. Public companies simply have to adopt more conservative accounting guidelines and offer greater disclosure to restore their credibility. For example, a handful of companies such as Coca-Cola, the Washington Post and Bank One have already announced that they will voluntarily begin accounting for the once-hidden costs of employee stock options as expenses.

VOLATILITY UNDERSCORES FIXED INCOME GAINS

Bondholders willing to put up with volatility, particularly on short-term securities, were amply rewarded over the past six months. The Lehman U.S. Aggregate Bond Index finished the six-month period up 3.79%.

Responding to an aggressive Fed and varying expectations of economic growth, the yield on the 2-year Treasury note (which moves in the opposite direction of its price) ranged from as low as 2.37% to 3.72%. As expectations for Fed tightening diminished, the 2-year finished the reporting period at 2.85%. Similarly, 10-year Treasury yields ranged from 4.70% to 5.42% before ending the period at 4.82%. Treasury rates will likely drift gently upward as the equity market stabilizes, although we expect 10-year yields to remain safely between 5% and 5 1/2% over the next 12 months.

We continue to see significant upside in corporate bond prices; however, good security selection remains key given the sector's massive exposure to credit risk. Hopefully, we've seen the peak in defaults as the fallout from the Enron debacle forces other issuers to get their fiscal houses in order. High-yield securities appear particularly attractive, given their tendency to perform well coming out of a recession.

PROSPECTS LOOK BRIGHT FOR EUROPE AND EMERGING MARKETS

Looking across the pond, the euro zone's economy modestly outperformed that of the United States over the past year. Still, investors continue to be parsimonious in valuing European equities, sending the Morgan Stanley MSCI Pan-European Index down a dismal 14.24% in local terms (-6.88 in U.S. dollars) for


                                                     JUNE 30, 2002 (UNAUDITED) 3

MESSAGE FROM THE INVESTMENT ADVISER
THE ARMADA ADVANTAGE FUND

the six months ended June 30, 2002. Indeed, the valuation spread between U.S. and European equities stands at its widest in a decade.

Part of this gap can be attributed to the less aggressive stance the European Central Bank (ECB) has taken compared to the Fed's in promoting economic growth. While the Fed announced 11 rate cuts in 2001, the ECB eased only four times. Fortunately for U.S. investors, the euro's 11.46% surge versus the dollar cushioned the market's decline. In U.S. dollars, the MSCI Pan-European Index lost only 4.68% of its value. The ECB has a mandate to raise rates if inflation climbs above 2%, but the stronger euro should keep inflationary pressures in check and forestall the need for any tightening. That should provide a further boost to the euro zone economy.

The prospects for Japan, the world's second-largest economy, continue to look dim even as the country emerges from its latest recession. However, the country's equity markets offer a better risk/return tradeoff today than we've witnessed in years. Specifically, the country's many export-oriented companies should benefit as the global economy improves. The rest of Asia and emerging markets in general look quite attractive. Many such countries boast great balance sheets and undervalued equity and bond markets given the likelihood of a genuine global recovery. China now enjoys member status in the World Trade Organization and capitalism is starting to take hold there. In Latin America, we remain impressed by the ability of Mexico to fend off any contagion from the collapse of the Argentine economy. We look for emerging markets to be strong performers in the next 12 months assuming our forecasts for global stability and growth is correct.

Sincerely,

/s/Donald L. Ross

Donald L. Ross
President and Chief Investment Officer
National City Investment Management Company


4  JUNE 30, 2002 (UNAUDITED)

                                                PORTFOLIO PERFORMANCE DISCUSSION
                                                       THE ARMADA ADVANTAGE FUND

EQUITY GROWTH FUND

PERFORMANCE
For the six months ended June 30, 2002, the Armada Advantage Equity Growth Fund returned a total of -18.33%. The Fund's benchmark, the S&P 500 Composite Index, returned -13.16% over the same period.

FACTORS AFFECTING PERFORMANCE
A faltering economic recovery combined with a number of highly publicized accounting scandals combined to make the past six months one of the most challenging periods for large cap growth investing in recent memory. Given their lofty valuations, shares of some of the largest and most widely held companies--the so-called Nifty 50--were among the hardest hit as investors grew cautious.

The Fund strives to outperform the benchmark over time through a quality growth tilt. This orientation played a significant role in the Fund's underperformance for the reporting period as investors embraced traditional value-oriented investments. Stock selection also detracted, with Tyco alone contributing to a decline of more than 100 basis points before the management team sold its position. The conglomerate's stock price tumbled as investors began to question the company's accounting methods and seeming lack of strategy.

On a bright note, the Fund benefited from an underweighted position in technology and telecom, the worst-performing sectors during the period. We also did not have a stake in any utilities. As a result, the Fund was unaffected by the Enron debacle and its ripple effect on this entire sector. On a stock selection basis, Lockheed Martin and North Fork Bank Corp. were among the portfolio's top performers. Driven by an increase in defense spending, the former climbed 30% following its addition to the portfolio in February. Regional bank North Fork rose 17% since we took a position in January. Well-managed and attractively valued, it has also benefited from the impact of low rates on its significant mortgage lending business.

OUTLOOK
We've maintained the portfolio's above-average cyclical exposure with the belief that the recovery, while somewhat muted, will continue. Among our holdings, we like the prospects for media conglomerate Viacom, which owns dominant brands such as CBS, MTV, and Paramount Pictures. Moreover, 50% of its revenues are driven by advertising, which is highly leveraged to the economy. Hilton Hotels, another holding, stands to gain from an increase in travel while the outlook for lodging supply remains tight.

                                                     JUNE 30, 2002 (UNAUDITED) 5

PORTFOLIO PERFORMANCE DISCUSSION
THE ARMADA ADVANTAGE FUND

ARMADA ADVANTAGE EQUITY GROWTH FUND (CONTINUED)

[GRAPHIC OMITTED]
GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
                   Armada           Lehman
9/13/99           10,000            10,000
12/99             11,400            11,173
12/00             10,840            10,155
12/01              9,112             8,949
6/02               7,442             7,771

    ARMADA ADVANTAGE EQUITY GROWTH FUND
    Average Annual Total Returns as of 06/30/022
--------------------------------------------------------------------------------
                                         ANNUALIZED        DATE
                                          INCEPTION         OF
              6 MONTH(3)     1 YEAR        TO DATE       INCEPTION

               -18.33%      -22.16%        -10.02%       09/13/99
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE S&P 500 COMPOSITE INDEX IS A WIDELY RECOGNIZED INDEX OF 500 COMMON STOCKS WHICH IS REPRESENTATIVE OF THE U.S. STOCK MARKET.
   THE INDEX IS UNMANAGED AND DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE PERFORMANCE OF THE EQUITY GROWTH FUND REFLECTS THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE,
   SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

2 EARNINGS FROM A VARIABLE ANNUITY INVESTMENT COMPOUND TAX-FREE UNTIL WITHDRAWAL, SO NO ADJUSTMENTS WERE MADE FOR INCOME TAXES.

3  THE SIX MONTH RETURN HAS NOT BEEN ANNUALIZED.


6  JUNE 30, 2002 (UNAUDITED)

                                                PORTFOLIO PERFORMANCE DISCUSSION
                                                       THE ARMADA ADVANTAGE FUND

ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND


The Armada Advantage International Equity Fund returned -3.17% for the six months ended June 30, 2002. The Fund's benchmark, the Morgan Stanley MSCI EAFE (Europe, Australasia, Far East) Index, returned -1.26% during the same period.

FACTORS AFFECTING PERFORMANCE

A difficult earnings environment, particularly for tech- and telecom-related companies, continued to weigh on international equities during the past six months. With so much of the global economy leveraged to the United States, many companies have also been hampered by the soft nature of the current domestic recovery. The portfolio's overweighting in the euro zone and an underweighting in Japanese stocks versus the benchmark accounted for most of the Fund's relative underperformance to the benchmark.

With interest rates low, inflation under control, and economic growth outpacing that of the United States, the European economy has enjoyed strong fundamentals. In local terms, though, European large caps fared poorly. Many have significant U.S. holdings, and concerns over flaws in U.S. accounting standards have made investors wary. As a result, the Morgan Stanley MSCI Pan-European Index fell 14.24% in euro terms for the six months ended June 30. Only the euro's surprising 11.46% surge against the dollar during the period provided some relief to U.S. investors.

Conversely, the Morgan Stanley MSCI Japan Index rose 8.76% during the past six months. Japan's onerous debt burden, creaky banking system, and slow pace of reform made the rest of Asia appear more attractive to the management team as the period began. However, several export-oriented companies -- Nissan, Sony, Canon, and Honda among them -- have performed strongly and helped pull the country out of its third recession in a decade.

OUTLOOK

Looking ahead, we believe that the U.S. and global economies will continue to improve. Export-oriented companies will be among the chief beneficiaries, and we find many attractively valued opportunities in the emerging markets of Latin America and Asia. The management team has allocated roughly 8 percent of the portfolio accordingly. The Fund maintains a slightly overweighted position in European stocks, and the beginnings of a recovery have led the management team to increase the portfolio's Japanese holdings. At the same time, we continue to monitor Japan's progress closely and have steered clear of its financial sector.


                                                     JUNE 30, 2002 (UNAUDITED) 7

PORTFOLIO PERFORMANCE DISCUSSION
THE ARMADA ADVANTAGE FUND

ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND (CONTINUED)


[GRAPHIC OMITTED]
GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                   Armada            Morgan
9/30/93            10,000            10,000
12/93              10,350            10,086
12/94               9,650            10,871
12/95              10,590            12,091
12/96              12,222            12,823
12/97              12,482            13,052
12/98              13,931            15,662
12/99              21,691            19,884
12/00              17,728            17,067
12/01              13,192            13,408
6/02               12,773            13,191

    ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND
    Average Annual Total Returns as of 06/30/022
--------------------------------------------------------------------------------
                                           ANNUALIZED      DATE
                                            INCEPTION       OF
    6 MONTH3   1 YEAR    3 YEARS   5 YEARS   TO DATE     INCEPTION

     -3.17%    -11.86%   -4.57%    -1.18%     2.83%      09/23/93
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST INDEX (MSCI EAFE INDEX) IS A WIDELY RECOGNIZED INDEX OF OVER 900 SECURITIES LISTED ON THE STOCK EXCHANGES IN EUROPE, AUSTRALASIA AND THE FAR EAST. THE INDEX IS WEIGHTED BY THE MARKET CAPITALIZATION OF THE COMPANIES IN THE INDEX. THE INDEX IS UNMANAGED AND DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE PERFORMANCE OF THE INTERNATIONAL EQUITY FUND REFLECTS THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

2 EARNINGS FROM A VARIABLE ANNUITY INVESTMENT COMPOUND TAX-FREE UNTIL WITHDRAWAL, SO NO ADJUSTMENTS WERE MADE FOR INCOME TAXES.

3  THE SIX MONTH RETURN HAS NOT BEEN ANNUALIZED.


8  JUNE 30, 2002 (UNAUDITED)

                                                PORTFOLIO PERFORMANCE DISCUSSION
                                                       THE ARMADA ADVANTAGE FUND

ARMADA ADVANTAGE MIDCAP GROWTH FUND

PERFORMANCE

The Armada Advantage Mid Cap Growth Fund returned a total of -19.85% for the six months ended June 30, 2002. The Fund's benchmark, the Russell Midcap Growth Index, returned -19.70% over the same period.

FACTORS AFFECTING PERFORMANCE

With key economic indicators turning positive in late 2001 and early 2002, the management team had expected an earnings recovery to take hold during this period. To a large extent, we were correct. Unfortunately, valuations already reflected such expectations and subsequently came under pressure. Investors began to question the validity of all reported earnings as a result of the well-publicized accounting irregularities at companies such as Enron, Adelphia, WorldCom, and Qwest.

Healthcare and technology, the largest sectors in the benchmark and cornerstones of our portfolio, both suffered double-digit declines. The biotech industry was among the worst performers thanks to a waning investor appetite for speculation. The failed marriage of Bristol-Myers Squibb and ImClone Systems -- which the Fund did not own -- dealt pharmaceuticals and biotechs an additional blow.

Technology stocks continued to be plagued by meager information-technology spending. Although the Fund maintained a slight underweighting in technology versus the benchmark, this sector still accounted for roughly 25% of assets during the reporting period.

Stock selection outside of the above sectors also detracted from performance. For example, energy holdings Calpine and Mirant suffered from deteriorating margins and were further caught in the wake of Enron's demise.

Consumer services provided one of the year's genuine bright spots. Lured by attractive valuations following 9/11, we took stakes in Royal Caribbean Cruises, Hilton Hotels, and a number of other well-run companies. Their stocks performed strongly as the travel and leisure industry came roaring back from its slump.

OUTLOOK

The U.S. economy's fundamentals remain solid, and we fully expect the recovery to continue. Moreover, the mid cap growth sector has historically been one of the best places to invest in periods of accelerating earnings growth. Compared to the benchmark, the Fund maintains an overweighting in health care, largely in the services area. Holdings such as Caremark Rx, Omnicare, and Laboratory Corporation of America should benefit from the health care needs of an aging population.

                                                     JUNE 30, 2002 (UNAUDITED) 9

PORTFOLIO PERFORMANCE DISCUSSION
THE ARMADA ADVANTAGE FUND

ARMADA ADVANTAGE MIDCAP GROWTH FUND (CONTINUED)

[GRAPHIC OMITTED]
GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OFDATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                   Armada              Morgan
9/30/93            10,000              10,000
12/93              10,021              10,322
12/94               9,499              10,099
12/95              12,258              13,531
12/96              14,386              15,896
12/97              16,196              19,478
12/98              17,869              22,956
12/99              25,795              34,733
12/00              23,510              30,652
12/01              18,874              24,475
6/02               15,127              19,654


    ARMADA ADVANTAGE MIDCAP GROWTH FUND
    Average Annual Total Returns as of 06/30/02(2)

--------------------------------------------------------------------------------
                                           ANNUALIZED     DATE
                                           INCEPTION       OF
    6 MONTH3   1 YEAR    3 YEARS  5 YEARS   TO DATE     INCEPTION

     -19.85%   -28.47%   -8.54%    0.42%     5.01%      09/23/93
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE RUSSELL MIDCAP GROWTH INDEX IS A WIDELY RECOGNIZED, CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATION) INDEX OF THE 800 SMALLEST U.S. COMPANIES OUT OF THE 1000 LARGEST U.S. COMPANIES, WITH HIGHER GROWTH RATES AND PRICE-BOOK RATIOS.
   THE INDEX IS UNMANAGED AND DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE PERFORMANCE OF THE MID CAP GROWTH FUND REFLECTS THE DEDUCTION OF FEES
   FOR THESE VALUE-ADDED SERVICES. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS
   THAN THE ORIGINAL INVESTMENT.

2 EARNINGS FROM A VARIABLE ANNUITY INVESTMENT COMPOUND TAX-FREE UNTIL WITHDRAWAL, SO NO ADJUSTMENTS WERE MADE FOR INCOME TAXES.

3  THE SIX MONTH RETURN HAS NOT BEEN ANNUALIZED.


10  JUNE 30, 2002 (UNAUDITED)

FINANCIAL HIGHLIGHTS

THE ARMADA ADVANTAGE FUND
SELECTED PER SHARE DATA AND RATIOS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED), AND THE YEARS ENDED DECEMBER 31,

               Net Asset                      Realized and                      Distributions     Net Asset
                 Value,                        Unrealized     Dividends from       from Net         Value,
               Beginning   Net Investment   Gains/(Losses)    Net Investment   Realized Capital      End
               of Period   Income/(Loss)     on Securities       Income              Gains       of Period   Total Return+
----------------------------------------------------------------------------------------------------------------------------
 EQUITY GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------
2002*           $ 9.11       $(0.01)(1)         $(1.66)         $(0.00)            $(0.00)        $ 7.44       (18.33)%
2001             10.84         0.001             (1.73)          (0.00)             (0.00)          9.11       (15.94)
2000             11.40         0.00              (0.56)          (0.00)             (0.00)         10.84        (4.91)
1999(2)          10.00         0.00               1.40           (0.00)             (0.00)         11.40        14.00
----------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
2002*           $ 7.58       $ 0.02(1)          $(0.27)         $(0.00)            $(0.00)        $ 7.33        (3.17)%
2001             12.05        (0.03)1            (3.19)          (0.00)             (1.25)          7.58       (25.59)
2000             20.51        (0.18)1            (3.22)          (0.00)             (5.06)         12.05       (18.27)
1999             13.83        (0.10)1             7.54           (0.00)             (0.76)         20.51        55.70
1998             12.44        (0.10)              1.55           (0.00)             (0.06)         13.83        11.61
1997             12.18        (0.06)              0.32           (0.00)             (0.00)         12.44         2.13
----------------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------
2002*           $ 4.13       $(0.03)1           $(0.79)         $(0.00)            $(0.00)        $ 3.31       (19.85)%
2001             13.63        (0.07)1            (4.00)          (0.00)             (5.43)          4.13       (19.72)
2000             21.27        (0.19)1            (0.29)          (0.00)             (7.16)         13.63        (8.86)
1999             15.70        (0.41)              7.08           (0.00)             (1.10)         21.27        44.36
1998             14.23        (0.16)              1.63           (0.00)             (0.00)         15.70        10.33
1997             14.60        (0.11)              1.90           (0.00)             (2.16)         14.23        12.58


                                                                                   Ratio of Net
                                               Ratio of Net       Ratio of          Investment
                                Ratio of        Investment       Expenses to       Income/(Loss)
                               Expenses to   Income/(Loss) to    Average Net      to Average Net       Portfolio
            Net Assets End     Average Net     Average Net     Assets (Before     Assets (Before        Turnover
            of Period (000)      Assets           Assets        Fee Waivers)        Fee Waivers)          Rate
-----------------------------------------------------------------------------------------------------------------
 EQUITY GROWTH FUND
-----------------------------------------------------------------------------------------------------------------
2002*          $ 4,690            1.23%          (0.20)%            1.98%              (0.95)%              35%
2001             5,570            0.94            0.05              1.69               (0.70)               36
2000             5,970            0.92            0.02              1.67               (0.73)               28
1999(2)          5,700            1.00           (0.09)             1.75               (0.84)               26
-----------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------
2002*          $10,543            2.18%           0.64%             2.68%               0.14%               17%
2001            11,404            2.28           (0.34)             2.78               (0.84)              131
2000            16,253            2.30           (1.08)             2.56               (1.34)              137
1999            20,584            2.01           (0.69)             2.01               (0.69)              115
1998            18,371            2.05           (0.66)             2.11               (0.72)               73
1997            18,784            1.90           (0.46)             1.90               (0.46)               34
-----------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------------
2002*          $ 8,653            1.70%          (1.37)%            2.20%              (1.87)%              29%
2001            11,944            1.35           (0.88)             1.85               (1.38)               89
2000            17,882            1.51           (0.91)             1.61               (1.01)              191
1999            22,967            1.59           (1.09)             1.59               (1.09)              139
1998            29,066            1.51           (0.98)             1.57               (1.04)               71
1997            31,059            1.53           (0.88)             1.53               (0.88)               55



* FOR THE SIX MONTHS ENDED JUNE 30, 2002. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

+  TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNULIAZED.

1  PER SHARE AMOUNTS CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

2 EQUITY GROWTH FUND COMMENCED OPERATIONS ON SEPTEMBER 13, 1999. ALL RATIOS, EXCLUDING TOTAL RETURN, FOR THE PERIOD HAVE BEEN ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                    JUNE 30, 2002 (UNAUDITED) 11

STATEMENT OF NET ASSETS
THE ARMADA ADVANTAGE FUND

EQUITY GROWTH FUND
-------------------------------------------------------
                                   NUMBER         VALUE
                                 OF SHARES       (000)
-------------------------------------------------------
COMMON STOCK -- 98.2%
BASIC MATERIALS -- 5.0%
  Air Products & Chemicals          1,350       $    68
  Avery Dennison                    1,300            82
  Rohm & Haas                       2,050            83
                                                -------
                                                    233
-------------------------------------------------------
COMMERCIAL SERVICES -- 6.0%
  Automatic Data Processing         1,200            52
  Concord EFS*                      1,650            50
  First Data                        2,900           108
  Sungard Data Systems*             2,700            71
                                                -------
                                                    281
-------------------------------------------------------
CONSUMER CYCLICALS -- 9.5%
  Autozone*                           600            46
  Home Depot                        1,300            48
  Johnson Controls                    750            61
  Lowe's                            1,800            81
  Target                            1,700            65
  Wal-Mart Stores                   2,650           146
                                                -------
                                                    447
-------------------------------------------------------
CONSUMER NON-CYCLICALS -- 6.2%
  Estee Lauder, Cl A                2,200            77
  PepsiCo                           2,300           111
  Procter & Gamble                  1,150           103
                                                -------
                                                    291
-------------------------------------------------------
CONSUMER SERVICES -- 10.3%
  Carnival                          2,400            66
  Harley-Davidson                   1,200            61
  Hilton Hotels                     4,000            56
  Marriott International, Cl A      1,650            63
  McGraw-Hill                       1,250            75
  New York Times, Cl A              1,400            72
  Viacom, Cl B*                     2,000            89
                                                -------
                                                    482
-------------------------------------------------------
ENERGY -- 8.0%
  Anadarko Petroleum                1,550            77
  Exxon Mobil                       3,400           139
  GlobalSantaFe                     1,950            53
  Noble*                            1,500            58
  Royal Dutch Petroleum, ADR          850            47
                                                -------
                                                    374
-------------------------------------------------------
-------------------------------------------------------
                                   NUMBER         VALUE
                                 OF SHARES       (000)
-------------------------------------------------------
COMMON STOCK -- CONTINUED
FINANCIALS -- 18.1%
  American International Group        875       $    60
  Bank of New York                  1,500            51
  Citigroup                         1,833            71
  Fifth Third Bancorp               1,200            80
  Freddie Mac                       1,000            61
  Goldman Sachs Group                 750            55
  Marsh & McLennan                    650            63
  MBNA                              1,500            50
  North Fork Bancorporation         2,100            84
  Principal Financial Group*        2,750            85
  State Street                      1,700            76
  US Bancorp                        2,500            58
  Wells Fargo                       1,150            57
                                                -------
                                                    851
-------------------------------------------------------
HEALTHCARE -- 13.0%
  Abbott Laboratories               1,600            60
  Amgen*                            1,200            50
  Bristol-Myers Squibb                900            23
  Johnson & Johnson                 1,700            89
  Medtronic                         1,800            77
  Merck                             1,250            64
  Pfizer                            5,000           175
  Pharmacia                         1,876            70
                                                -------
                                                    608
-------------------------------------------------------
INDUSTRIALS -- 2.5%
  General Electric                  1,650            48
  United Technologies               1,050            71
                                                -------
                                                    119
-------------------------------------------------------
TECHNOLOGY -- 15.0%
  Adobe Systems                     1,600            46
  Altera*                           3,300            45
  Analog Devices*                   1,100            33
  Cisco Systems*                    4,750            66
  Intel                             4,800            88
  L-3 Communications Holdings*        750            40
  Lexmark International*            1,600            87
  Lockheed Martin                   1,400            97
  Microsoft*                        1,400            76
  Teradyne*                         2,300            54
  Texas Instruments                 2,950            70
                                                -------
                                                    702
-------------------------------------------------------
TELECOMMUNICATIONS -- 3.2%
  Motorola                          3,850            56
  SBC Communications                1,568            48
  Verizon Communications            1,204            48
                                                -------
                                                    152
-------------------------------------------------------
TRANSPORTATION -- 1.4%
  Southwest Airlines                4,000            65
-------------------------------------------------------
Total Common Stock (Cost $4,911)                  4,605
-------------------------------------------------------


12  JUNE 30, 2002 (UNAUDITED)

                                                         STATEMENT OF NET ASSETS
                                                       THE ARMADA ADVANTAGE FUND

EQUITY GROWTH FUND
-------------------------------------------------------
                                   NUMBER         VALUE
                                 OF SHARES       (000)
-------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 4.4%
  Armada Money Market Fund, Cl I+ 204,631       $   205
-------------------------------------------------------
Total Related Party
  Money Market Fund (Cost $205)                     205
-------------------------------------------------------
Total Investments -- 102.6% (Cost $ 5,116)        4,810
-------------------------------------------------------
Other Assets & Liabilities -- (2.6)%               (120)
-------------------------------------------------------
NET ASSETS:
  Portfolio Shares
   (unlimited authorization-- no par value)
   based on 630,699 outstanding shares
   of beneficial interest                         6,342
  Accumulated net investment loss                    (2)
  Accumulated net realized loss on investments   (1,344)
  Net unrealized depreciation on investments       (306)
-------------------------------------------------------
Total Net Assets -- 100.0%                      $ 4,690
-------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share                                 $7.44
-------------------------------------------------------
*NON-INCOME PRODUCING SECURITY
+SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL --  CLASS

SEE NOTES TO FINANCIAL STATEMENTS.


                                                    JUNE 30, 2002 (UNAUDITED) 13

STATEMENT OF NET ASSETS
THE ARMADA ADVANTAGE FUND

INTERNATIONAL EQUITY FUND
-------------------------------------------------------
                                   NUMBER         VALUE
                                 OF SHARES       (000)
-------------------------------------------------------
FOREIGN COMMON STOCK -- 84.2%
AUSTRALIA -- 0.7%
  John Fairfax Holdings            38,800       $    72
-------------------------------------------------------
BELGIUM -- 1.6%
  Interbrew#                        3,680           106
  Umicore#                          1,362            59
                                                -------
                                                    165
-------------------------------------------------------
BRAZIL -- 1.1%
  Cia de Bebidas das Americas, ADR  2,500            39
  Empresa Brasileira de
    Aeronautica, ADR                1,766            38
  Petroleo Brasileiro, ADR          1,876            35
                                                -------
                                                    112
-------------------------------------------------------
CANADA -- 0.5%
  Talisman Energy                   1,100            50
-------------------------------------------------------
CHINA -- 1.4%
  Aluminum Corporation of China    57,500            10
  China Mobile*                    15,511            46
  Huaneng Power International,
    Cl H                          109,519            90
                                                -------
                                                    146
-------------------------------------------------------
DENMARK -- 1.2%
  Danske Bank#                      3,315            61
  Novo-Nordisk, Cl B                1,918            64
                                                -------
                                                    125
-------------------------------------------------------
FINLAND -- 1.2%
  Metso                             7,450            97
  Nokia, ADR                        2,500            36
                                                -------
                                                    133
-------------------------------------------------------
FRANCE -- 7.7%
  Alcatel, ADR                      3,500            25
  Alstom*#                          2,000            21
  Altran Technologies#              1,051            31
  Atos Origin*#                       736            47
  Aventis, ADR                        780            55
  Axa#                              2,016            37
  BNP Paribas                       1,930           107
  Carrefour                         1,100            60
  Cie de Saint-Gobain               1,496            67
  France Telecom#                   1,980            19
  STMicroelectronics, ADR           2,180            53
  Suez                              1,900            51
  TotalFinaElf                        625           102
  TotalFinaElf, ADR                   450            36
  Vinci#                            1,100            75
  Vivendi Universal                   710            15
  Vivendi Universal, ADR              800            17
                                                -------
                                                    818
-------------------------------------------------------
-------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
-------------------------------------------------------
FOREIGN COMMON STOCK -- CONTINUED
GERMANY -- 4.7%
  Allianz#                            475       $    95
  Altana#                           1,321            67
  Bayerische Hypo-und Vereinsbank#  2,505            82
  Deutsche Telekom                  4,800            45
  E.ON#                               900            52
  Fraport AG Frankfurt
    Airport Services Worldwide#     1,635            39
  Muenchener Rueckversicherungs#      185            44
  SAP, ADR                          2,800            68
                                                -------
                                                    492
-------------------------------------------------------
HONG KONG -- 0.4%
  Hutchison Whampoa                 5,950            45
-------------------------------------------------------
IRELAND -- 1.3%
  Bank of Ireland                   5,071            63
  Kerry Group, Cl A                 1,400            21
  Ryanair Holdings*                 9,060            55
                                                -------
                                                    139
-------------------------------------------------------
ITALY -- 3.4%
  Assicurazioni Generali#           2,195            52
  ENI-Ente Nazionale Idrocarburi#   4,000            64
  IntesaBci#                       34,163           104
  Saipem#                           4,808            35
  Telecom Italia#                  12,937           102
                                                -------
                                                    357
-------------------------------------------------------
JAPAN -- 13.5%
  Canon                             3,673           139
  Fast Retailing                    1,800            39
  Fuji Photo Film                   2,000            65
  Honda Motor                       1,900            77
  Kansai Electric Power             3,423            54
  Meitec                            2,230            74
  NEC                               6,625            46
  Nipponkoa Insurance              18,700            74
  Nissan Motor                      6,200            43
  NTT Docomo                           35            86
  Orix                                992            80
  Promise                           1,373            69
  Shin-Etsu Chemical                3,050           131
  SMC                                 517            61
  Sony, ADR                         1,672            89
  Takeda Chemical Industries        1,600            71
  Tanabe Seiyaku                    8,692            76
  Tokyo Gas                        21,700            61
  Toshiba*                         14,300            59
  Toyo Ink Manufacturing#           9,615            29
                                                -------
                                                  1,423
-------------------------------------------------------

14  JUNE 30, 2002 (UNAUDITED)

                                                         STATEMENT OF NET ASSETS
                                                       THE ARMADA ADVANTAGE FUND

INTERNATIONAL EQUITY FUND
-------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
-------------------------------------------------------
FOREIGN COMMON STOCK -- CONTINUED
MEXICO -- 3.0%
  America Movil, ADR                2,800       $    37
  Cemex, ADR                        1,900            50
  Fomento Economico Mexicano, ADR   2,642           104
  Telefonos de Mexico, ADR          3,839           123
                                                -------
                                                    314
-------------------------------------------------------
NETHERLANDS -- 8.5%
  ABN Amro Holding                  2,050            37
  Aegon                             6,109           128
  ASM International*                3,116            54
  Hunter Douglas                    2,848            88
  ING Groep                         5,106           132
  Koninklijke Ahold                 5,082           107
  Koninklijke Philips
    Electronics, ADR                3,823           106
  Nutreco Holding                   1,602            55
  Royal Dutch Petroleum, ADR        1,100            61
  Unilever                          1,117            72
  Wolters Kluwer                    3,223            61
                                                -------
                                                    901
-------------------------------------------------------
NORWAY -- 1.7%
  Norsk Hydro                       2,224           106
  Norske Skogindustrier             3,980            75
                                                -------
                                                    181
-------------------------------------------------------
SINGAPORE -- 0.8%
  DBS Group Holdings                7,100            50
  SembCorp Industries              41,815            32
                                                -------
                                                     82
-------------------------------------------------------
SOUTH KOREA -- 2.1%
  Korea Telecom, ADR                2,600            56
  Posco, ADR                        3,182            87
  Samsung Electronics, GDR            580            80
                                                -------
                                                    223
-------------------------------------------------------
SPAIN -- 3.2%
  Banco Bilbao Vizcaya Argentaria   7,255            82
  Cortefiel                         5,780            35
  Gas Natural                       3,700            72
  Sociedad General de Aguas
    de Barcelona                    8,300            98
  Telefonica*                       6,629            56
                                                -------
                                                    343
-------------------------------------------------------
SWEDEN -- 1.5%
  Nordea                           15,574            85
  Sandvik                           2,846            71
                                                -------
                                                    156
-------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
-------------------------------------------------------
FOREIGN COMMON STOCK -- CONTINUED
SWITZERLAND -- 8.1%
  Credit Suisse Group*#             1,990       $    64
  Julius Baer Holding, Cl B#          215            62
  Nestle#                             642           150
  Novartis                          3,150           139
  Swatch Group, Cl B#                 550            49
  Swiss Re#                         1,000            98
  Swisscom                            295            86
  UBS*#                             3,001           152
  Zurich Financial Services#          260            53
                                                -------
                                                    853
-------------------------------------------------------
TAIWAN -- 0.5%
  United Microelectronics, ADR*     7,100            52
-------------------------------------------------------
UNITED KINGDOM -- 16.1%
  AstraZeneca, ADR                  2,239            92
  Barclays                         14,076           119
  BHP Billiton                     12,937            71
  BP                               17,069           144
  BP, ADR                           2,534           128
  British Energy                   14,192            29
  Diageo                            3,318            43
  Friends Provident*               26,500            59
  Gallaher Group                    9,800            92
  GlaxoSmithKline, ADR              1,800            78
  HBOS                              6,800            74
  Hilton Group                     34,661           121
  HSBC Holdings*                   11,263           129
  Jarvis                            2,800            14
  Northern Rock                     7,120            74
  Royal Bank of Scotland Group      4,969           142
  Scottish Power                   12,367            67
  Shire Pharmaceuticals*            4,800            43
  Somerfield*                      41,750            75
  Vodafone Group                   74,105           102
                                                -------
                                                  1,696
-------------------------------------------------------
Total Foreign Common Stock (Cost $9,172)          8,878
-------------------------------------------------------
FOREIGN PREFERRED STOCK -- 1.1%
GERMANY -- 1.1%
  Henkel KGaA#                      1,628           112
-------------------------------------------------------
Total Foreign Preferred Stock (Cost $112)           112


-------------------------------------------------------
                                      PAR         VALUE
                                     (000)        (000)
-------------------------------------------------------
FOREIGN BONDS -- 1.5%
BRAZIL -- 1.5%
  Federal Republic of Brazil
  11.000%, 08/17/40                  $280           157
-------------------------------------------------------
Total Foreign Bonds (Cost $208)                     157
-------------------------------------------------------


                                                    JUNE 30, 2002 (UNAUDITED) 15

STATEMENT OF NET ASSETS
THE ARMADA ADVANTAGE FUND

INTERNATIONAL EQUITY FUND

-------------------------------------------------------
                                     PAR        VALUE
                                    (000)       (000)
-------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.1%
FEDERAL HOME LOAN MORTGAGE CORPORATION (A) -- 8.1%
   1.700%, 07/11/02                  $860        $  860
-------------------------------------------------------
Total U.S. Government Agency Obligations
  (Cost $860)                                       860
-------------------------------------------------------
                                     NUMBER     VALUE
                                   OF SHARES     (000)
-------------------------------------------------------
MONEY MARKET FUND -- 4.3%
  Goldman Sachs Financial Square Prime
   Obligation Money Market Fund   451,520           452
-------------------------------------------------------
Total Money Market Fund (Cost $452)                 452
-------------------------------------------------------
Total Investments -- 99.2% (Cost $ 10,804)       10,459
-------------------------------------------------------
Other Assets & Liabilities -- 0.8%                   84
-------------------------------------------------------
NET ASSETS:
  Portfolio Shares
   (unlimited authorization -- no par value)
   based on 1,438,183 outstanding shares
   of beneficial interest                        13,031
  Undistributed net investment income                23
  Accumulated net realized loss on investments
    and futures                                  (2,174)
  Net unrealized depreciation on investments
    and futures                                    (347)
  Net unrealized appreciation of foreign
    currency and translation of other assets
    and liabilities in foreign currency              10
-------------------------------------------------------
Total Net Assets -- 100.0%                      $10,543
-------------------------------------------------------
 Net Asset Value, Offering and Redemption
  Price Per Share                                 $7.33
-------------------------------------------------------

(A)RATE SHOWN IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.
*NON-INCOME PRODUCING SECURITY
#SECURITY FULLY OR PARTIALLY ON LOAN
ADR -- AMERICAN DEPOSITORY RECEIPT
CL --  CLASS
GDR -- GLOBAL DEPOSITORY RECEIPT

SEE NOTES TO FINANCIAL STATEMENTS.
-------------------------------------------------------
                                    % OF          VALUE
  SECTOR DIVERSIFICATION         NET ASSETS       (000)
-------------------------------------------------------
Aerospace & Defense                    0.4%     $   38
Automotive                             1.1         120
Chemicals                              1.2         131
Commercial Services                    1.5         160
Construction                           1.8         192
Consumer Products                      4.6         484
Energy                                10.2       1,079
Entertainment                          1.1         121
Financials                            16.4       1,733
Food, Beverage & Tobacco              10.2       1,074
Insurance                              6.4         676
Machinery                              2.4         251
Manufacturing                          1.0         106
Metals & Minerals                      2.2         227
Multimedia                             1.6         166
Pharmaceuticals                        6.5         683
Retail                                 1.2         124
Technology                             6.1         638
Telephones & Telecommunications        7.8         820
Transportation                         0.5          55
------------------------------------------------------
TOTAL FOREIGN COMMON STOCK            84.2       8,878
FOREIGN PREFERRED STOCK                1.1         112
FOREIGN BONDS                          1.5         157
U.S. GOVERNMENT AGENCY OBLIGATIONS     8.1         860
MONEY MARKET FUND                      4.3         452
------------------------------------------------------
TOTAL INVESTMENTS                     99.2      10,459
OTHER ASSETS AND LIABILITIES           0.8          84
------------------------------------------------------
TOTAL NET ASSETS                     100.0%    $10,543


16  JUNE 30, 2002 (UNAUDITED)

                                                         STATEMENT OF NET ASSETS
                                                       THE ARMADA ADVANTAGE FUND

MID CAP GROWTH FUND
-------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
-------------------------------------------------------
COMMON STOCK -- 97.1%
COMMERCIAL SERVICES -- 9.3%
  Affiliated Computer Services,
    Cl A*                           2,050       $    97
  Career Education*                 1,800            81
  Concord EFS*                      5,600           169
  DST Systems*                      2,300           105
  Fiserv*                           2,600            96
  IMS Health#                       3,700            66
  Sungard Data Systems*             7,050           187
                                                -------
                                                    801
-------------------------------------------------------
CONSUMER CYCLICALS -- 15.6%
  Alberto-Culver, Cl B              2,850           136
  Autozone*                         1,600           124
  Brinker International*            3,400           108
  CDW Computer Centers*               900            42
  Family Dollar Stores              4,750           168
  Fortune Brands                    3,750           210
  Harman International Industries     900            44
  O'Reilly Automotive*              5,850           161
  Oakley*                           6,300           110
  Petsmart*                         5,700            92
  Reebok International*             1,400            41
  Ross Stores                       2,800           114
                                                -------
                                                  1,350
-------------------------------------------------------
CONSUMER NON-CYCLICALS -- 3.1%
  Constellation Brands, Cl A*       4,600           147
  Performance Food Group*#          3,600           122
                                                -------
                                                    269
-------------------------------------------------------
CONSUMER SERVICES -- 7.8%
  Belo, Cl A                        1,800            41
  CEC Entertainment*                2,900           120
  Hilton Hotels                    10,850           151
  International Game Technology*    2,000           113
  Lamar Advertising*                2,400            89
  Royal Caribbean Cruises           2,300            45
  Univision Communications, Cl A*#  3,700           116
                                                -------
                                                    675
-------------------------------------------------------
ENERGY -- 3.0%
  Anadarko Petroleum                2,150           106
  Apache                            2,715           156
                                                -------
                                                    262
-------------------------------------------------------
FINANCIALS -- 5.8%
  Federated Investors, Cl B         2,700            93
  Legg Mason                        1,350            67
  Progressive                       1,700            98
  T Rowe Price Group                2,550            84
  Willis Group Holdings*            4,875           161
                                                -------
                                                    503
-------------------------------------------------------
-------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
-------------------------------------------------------
COMMON STOCK -- CONTINUED
HEALTHCARE -- 24.3%
  Allergan                          2,600       $   174
  Andrx Group*                      2,300            62
  Anthem*                             650            44
  Caremark Rx*                      5,700            94
  Charles River Laboratories
    International*                  3,400           119
  Cytyc*                            7,900            60
  First Health Group*               9,450           265
  Forest Laboratories*              2,750           195
  Guidant*                          3,300           100
  Healthsouth*                      9,250           118
  Idec Pharmaceuticals*#            3,450           122
  King Pharmaceuticals*             7,316           163
  Laboratory of America Holdings*   5,000           228
  Medimmune*                        3,200            85
  Millennium Pharmaceuticals*       2,000            24
  Omnicare                          7,350           193
  OSI Pharmaceuticals*              2,550            61
                                                -------
                                                  2,107
-------------------------------------------------------
TECHNOLOGY -- 25.0%
  Adobe Systems                     3,600           103
  Altera*                           3,200            44
  Atmel*                           21,300           133
  AVX                               8,400           137
  BMC Software*                     9,800           163
  Dupont Photomasks*                4,000           130
  Empresa Brasileira
    de Aeronautica, ADR             4,496            96
  Kla-Tencor*                       2,350           103
  Lawson Software*                 17,950           104
  Lexmark International*            4,200           228
  Microchip Technology*             4,700           129
  National Semiconductor*           6,850           200
  Novellus Systems*                 2,600            88
  Peoplesoft*                       4,800            71
  Retek*#                           5,300           129
  Tech Data*                        5,500           208
  Teradyne*                         4,000            94
                                                -------
                                                  2,160
-------------------------------------------------------
TELECOMMUNICATIONS -- 0.6%
  Scientific-Atlanta                3,000            49
-------------------------------------------------------
TRANSPORTATION -- 2.6%
  Skywest                           4,800           112
  Southwest Airlines                7,000           113
                                                -------
                                                    225
-------------------------------------------------------
Total Common Stock (Cost $8,392)                  8,401
-------------------------------------------------------

                                                    JUNE 30, 2002 (UNAUDITED) 17

STATEMENT OF NET ASSETS
THE ARMADA ADVANTAGE FUND

MID CAP GROWTH FUND

-------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
-------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 3.3%
  Armada Money Market Fund, Cl I+  286,069      $   286
-------------------------------------------------------
Total Related Party Money
  Market Fund (Cost $286)                           286
-------------------------------------------------------
Total Investments -- 100.4% (Cost $ 8,678)        8,687
-------------------------------------------------------
Other Assets & Liabilities -- (0.4)%                (34)
-------------------------------------------------------
NET ASSETS:
  Portfolio Shares
   (unlimited authorization -- no par value)
   based on 2,612,130 outstanding shares
   of beneficial interest                        13,663
  Accumulated net investment loss                   (73)
  Accumulated net realized loss on investments   (4,946)
  Net unrealized appreciation on investments          9
-------------------------------------------------------
Total Net Assets -- 100.0%                      $ 8,653
-------------------------------------------------------
 Net Asset Value, Offering and Redemption
   Price Per Share                                $3.31
-------------------------------------------------------
*NON-INCOME PRODUCING SECURITY
#SECURITY FULLY OR PARTIALLY ON LOAN
+SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL --  CLASS

SEE NOTES TO FINANCIAL STATEMENTS.


18  JUNE 30, 2002 (UNAUDITED)

                                                            FINANCIAL STATEMENTS
                                                       THE ARMADA ADVANTAGE FUND
 STATEMENTS OF OPERATIONS (000)

                                                                                  SIX MONTHS ENDED JUNE 30, 2002
---------------------------------------------------------------------------------------------------------------------------
                                                                             EQUITY        INTERNATIONAL        MID CAP
                                                                             GROWTH           EQUITY            GROWTH
                                                                              FUND             FUND              FUND
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                   $     1            $  20            $     2
Dividends                                                                       26              157                 13
Securities lending                                                              --                4                  2
Less: Foreign taxes withheld                                                    --              (24)                (1)
---------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                         27              157                 16
---------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                                        20               64                 52
Administration fees                                                              8               17                 17
Custodian fees                                                                   3               31                  3
Professional fees                                                               12               22                 26
Transfer agent fees                                                              4                4                  4
Printing and shareholder reports                                                 4                9                 12
Miscellaneous fees                                                               1                2                  1
---------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                  52              149                115
---------------------------------------------------------------------------------------------------------------------------
LESS:
   Waiver of Investment Advisory Fees                                          (20)             (28)               (26)
---------------------------------------------------------------------------------------------------------------------------
  Net Expenses                                                                  32              121                 89
---------------------------------------------------------------------------------------------------------------------------
  Net Investment Income/(Loss)                                                  (5)              36                (73)
---------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on investments sold                                         (542)            (364)            (1,666)
Net realized loss on foreign currency transactions                              --              (10)                --
Net realized loss on futures                                                    --             (106)                --
Net change in unrealized depreciation on futures                                --              (11)                --
Net change in unrealized appreciation on foreign currency translation           --                6                 --
Net change in unrealized appreciation/(depreciation) on investments           (514)              96               (497)
---------------------------------------------------------------------------------------------------------------------------
Net loss on investments                                                     (1,056)            (389)            (2,163)
---------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                       $(1,061)           $(353)           $(2,236)
===========================================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.



                                                    JUNE 30, 2002 (UNAUDITED) 19

FINANCIAL STATEMENTS
THE ARMADA ADVANTAGE FUND
STATEMENTS OF CHANGES IN NET ASSETS (000)

                                         EQUITY GROWTH FUND          INTERNATIONAL EQUITY FUND         MID CAP GROWTH FUND
                                    -------------------------------------------------------------------------------------------
                                      SIX MONTHS        YEAR        SIX MONTHS        YEAR          SIX MONTHS        YEAR
                                         ENDED         ENDED          ENDED           ENDED           ENDED          ENDED
                                     JUNE 30, 2002   DECEMBER 31,  JUNE 30, 2002   DECEMBER 31,    JUNE 30, 2002  DECEMBER 31,
                                      (UNAUDITED)       2001        (UNAUDITED)        2001         (UNAUDITED)       2001
-------------------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income/(loss)            $   (5)       $    3         $    36         $   (44)        $   (73)       $  (122)
Net realized loss on investments,
   futures and foreign currency
     transactions                         (542)         (520)           (480)         (1,421)         (1,666)        (2,828)
Net change in unrealized appreciation/
   (depreciation) on investments, futures
   and foreign currency translation       (514)         (463)             91          (2,629)           (497)          (477)
---------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets
   resulting from operations            (1,061)         (980)           (353)         (4,094)         (2,236)        (3,427)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from
   net investment income                    --            (1)             --              --              --             --
Distributions from
   net realized capital gains               --            --              --          (1,626)             --         (6,365)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                         --            (1)             --          (1,626)             --         (6,365)
---------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Proceeds from shares issued                289           723             196           1,162             334          1,639
Dividends reinvested                        --             1              --           1,626              --          6,365
Value of shares redeemed                  (108)         (143)           (704)         (1,917)         (1,389)        (4,150)
---------------------------------------------------------------------------------------------------------------------------
Increase/(decrease) in net assets from
   capital transactions                    181           581            (508)            871          (1,055)         3,854
---------------------------------------------------------------------------------------------------------------------------
Total decrease in net assets              (880)         (400)           (861)         (4,849)         (3,291)        (5,938)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                      5,570         5,970          11,404          16,253          11,944         17,882
---------------------------------------------------------------------------------------------------------------------------
End of period                           $4,690        $5,570         $10,543         $11,404         $ 8,653        $11,944
===========================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Issued                                      34            76              26             127              88            216
Reinvested                                  --            --              --             240              --          1,935
Redeemed                                   (14)          (16)            (93)           (211)           (367)          (572)
---------------------------------------------------------------------------------------------------------------------------
Change in shares                            20            60             (67)            156            (279)         1,579
===========================================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.


20  JUNE 30, 2002 (UNAUDITED)

                                                   NOTES TO FINANCIAL STATEMENTS
                                                       THE ARMADA ADVANTAGE FUND


1. ORGANIZATION:

The Armada  Advantage  Fund (the  "Trust") is  registered  under the  Investment
Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company authorized to issue an unlimited number of shares which are shares of beneficial interest without par value. The Trust presently offers portfolio of shares of the Equity Growth Fund, International Equity Fund, Mid Cap Growth Fund, Small Cap Growth Fund and Bond Fund. These financial statements and related notes pertain to the Equity Growth, International Equity and Mid Cap Growth Funds, (collectively,"the Funds" and individually, a "Fund"). Sales of shares of the Funds may only be made to separate accounts of various life insurance companies ("Participating Insurance Companies") and certain qualified benefit plans. As of June 30, 2002, the Participating Insurance Company for the Equity Growth, International Equity and Mid Cap Growth Funds is Hartford Life Insurance Company. Additionally, Security Benefit Life Insurance Company is the Participating Insurance Company for the Bond, International Equity, Mid Cap Growth and Small Cap Growth Funds.

2. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

SECURITIES VALUATION:

Investment securities of the Funds that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). If there is no such reported sale, these securities (particularly fixed income securities) and unlisted securities for which market quotations are not readily available, are valued at the mean between the most recent bid and asked prices. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost. Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate an NAV. As a result, the market value of these Funds' investments may change on days when you cannot buy and hold shares of a Fund.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Discounts and market premiums are amortized and classified as interest income over the lives of the respective securities. Dividends are


                                                    JUNE 30, 2002 (UNAUDITED) 21

NOTES TO FINANCIAL STATEMENTS
THE ARMADA ADVANTAGE FUND

recorded on the ex-dividend date. The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Expenses common to all of the Funds in the Trust are allocated among the Funds on the basis of average net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Funds make distributions from net investment income and net realized capital gains on investments, if any, at least annually.

FOREIGN CURRENCY TRANSLATION:

The books and records of the International Equity Fund are maintained in U.S. dollars as follows: (1) the foreign currency market values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in operations for the current period. The Fund does not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the market prices of investments.

FORWARD FOREIGN CURRENCY CONTRACTS:

The International Equity Fund enters into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains or losses at the time the forward contracts are extinguished. Such contracts, which are designed to protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Also, although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. At June 30, 2002, there were no forward foreign currency contracts outstanding.

FUTURES CONTRACTS:

Certain Funds may engage in futures contracts for the purpose of hedging against the value of the portfolio securities held and in the value of the securities a Fund intends to purchase, in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized gain/(loss), if any, is shown in the financial statements.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged invest-


22  JUNE 30, 2002 (UNAUDITED)

                                                   NOTES TO FINANCIAL STATEMENTS
                                                       THE ARMADA ADVANTAGE FUND


ments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Financial futures contracts open at June 30, 2002 were as follows:

                                   NOTIONAL                        UNREALIZED
                    NUMBER           COST           EXPIR-            GAIN/
                      OF            AMOUNT          ATION            (LOSS)
FUND               CONTRACTS         (000)           DATE             (000)
------             ----------      ----------      --------       ------------
INTERNATIONAL EQUITY FUND:
FTSE Index             10             $706          Sept-02            $ 7
SPI 200 Index          10              451          Sept-02             (9)
                                                                      ----
                                                                        (2)
                                                                      ----

In connection with the outstanding futures contracts, $67,125 is held by the broker as collateral as of June 30, 2002 for the International Equity Fund.

REPURCHASE AGREEMENTS:

Repurchase Agreements are considered loans under the 1940 Act. In connection therewith, the Trust's custodian receives and holds collateral of not less than the repurchase price. If the value of the collateral falls below this amount, the Trust will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Trust maintains the right to sell the underlying securities at market value and any remaining loss may be subject to legal proceedings.

3. INVESTMENT ADVISER, DISTRIBUTION FEES AND OTHER RELATED PARTY TRANSACTIONS:

Fees paid by the Trust pursuant to the Advisory Agreements with National City Investment Management Company (the "Adviser" or "IMC"), an indirect wholly owned subsidiary of National City Corporation, are payable monthly based on an annual rate, listed in the table below, based on each Fund's average daily net assets. The Adviser may from time to time waive its fees payable by the Funds. At June 30, 2002, advisory fees accrued and unpaid amounted to:

                                                       ADVISORY FEE
                                       ANNUAL             PAYABLE
                                       RATE                (000)
                                   --------------        --------
Equity Growth Fund .................   0.75%(a)            $ -
International Equity Fund ..........   1.15                  6
Mid Cap Growth Fund ................   1.00                  4

(a) The adviser is voluntarily waiving the full investment advisory fee. Fee waivers are voluntary and may change.

National City Bank ("NCB") serves as the Funds' Custodian. For its services as the Trust's custodian, NCBreceives fees at the following rates (i) 0.020% of the first $100 million of average gross assets; (ii) 0.010% of the next $650 million of average gross assets; and (iii) 0.008% of the average gross assets in excess of $750 million. NCB also receives a bundled transaction charge of 0.25% of the monthly asset-based custodial fee and is reimbursed for out-of-pocket expenses.

SEI Investments Distribution Co. serves as distributor (the "Distributor") to the Funds. The Distributor receives no fees for its distribution services to the Funds.

The Trust and SEI Investments Mutual Fund Services ("SIMFS") are parties to an Administration Agreement under which SIMFS provides administrative services in exchange for fees at the greater of an annual rate of 0.20% of the Funds' average daily net assets, calculated daily and paid monthly, or $135,000 on aggregate net assets in the Funds.


Effective January 1, 2002, each Trustee receives an annual fee of $20,000 plus $4,000 for each Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $16,000 per annum for services in such capacity. Prior to January 1, 2002, each Trustee received an annual fee of $15,000 plus $3,000 for each Board meeting attended and


                                                    JUNE 30, 2002 (UNAUDITED) 23

NOTES TO FINANCIAL STATEMENTS
THE ARMADA ADVANTAGE FUND

reimbursement of out-of-pocket expenses. The Chairman of the Board received an additional $5,000 per annum for services in such capacity. The Trustees and Chairman fees are paid for services rendered to all of the Funds and are allocated on a prorata basis across the portfolios of Armada Advantage Fund and The Armada Funds, another fund family managed by the Adviser. No person who is an officer, director, trustee, or employee of the Adviser, the Distributor, or any affiliate thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

Trustees who receive fees are eligible for participation in the Trust's Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Expenses paid by the Trust for the six months ended June 30, 2002, include legal fees of $65,950 paid to Drinker, Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in the Armada Money Market Funds, part of the Armada Funds, provided that investments in the Money Market Funds do not exceed 25% of the investing Fund's total assets.

4. INVESTMENTS:

During the six months ended June 30, 2002, purchases and sales of securities, other than short-term investments or U.S. government obligations, aggregated:

                                     PURCHASES             SALES
                                       (000)                (000)
                                   --------------         --------
Equity Growth Fund ................   $2,052              $ 1,798
International
 Equity Fund ......................    1,643                2,755
Mid Cap
 Growth Fund ......................    2,917                3,829

5. FEDERAL INCOME TAXES:

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to continue to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that distributions from net investment income and net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. These differences are primarily due to wash sales, foreign currency gains and losses and the "mark-to-market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes. In addition, certain funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions where the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.


24  JUNE 30, 2002 (UNAUDITED)

                                                   NOTES TO FINANCIAL STATEMENTS
                                                       THE ARMADA ADVANTAGE FUND


At June 30, 2002, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds at June 30, 2002, is as follows:

                                   AGGREGATE           AGGREGATE
                  FEDERAL            GROSS               GROSS
                  TAX COST        APPRECIATION        DEPRECIATION         NET
                   (000)             (000)                (000)           (000)
                 ----------      --------------      --------------     --------
Equity Growth
   Fund           $ 5,116             $ 332            $   (638)        $ (306)
International
   Equity Fund     10,804               830               (1,175)         (345)
Mid Cap
   Growth Fund      8,678             1,297               (1,288)            9

6. MARKET AND CREDIT RISK:

Some countries in which the International Equity Fund may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition of the Fund.

Each Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. SECURITIES LENDING:

To generate additional income, the Funds may lend up to 331/3% of securities in which they are invested requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities loaned. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. Union Bank of California acts as the securities lending agent in transactions involving the lending of portfolio securities on behalf of the Funds.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by IMC to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of IMC, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. The loaned securities were fully collateralized by cash, U.S. government securities, short-term corporate notes and repurchase agreements as of June 30, 2002.

The market value of securities on loan and the related collateral received as of June 30, 2002 and the income received from securities lending for the six months ended June 30, 2002 were as follows:

                              MARKET            MARKET              INCOME
                             VALUE OF            VALUE          RECEIVED FROM
                            SECURITIES             OF             SECURITIES
                             ON LOAN           COLLATERAL           LENDING
                              (000)              (000)               (000)
                        ----------------   ----------------    ----------------
International Equity Fund     $1,726             $1,825                $4
Mid Cap Growth Fund              533                552                 2


                                                    JUNE 30, 2002 (UNAUDITED) 25

                                      NOTES

                               INVESTMENT ADVISER
                            National City Investment
                               Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114


                                   DISTRIBUTOR
                         SEIInvestments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456


                                  LEGAL COUNSEL
                            Drinker Biddle &Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996




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